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                                                                    EXHIBIT 23.4

                        CONSENT OF DELOITTE & TOUCHE LLP

     We consent to the incorporation by reference in this Registration Statement of Fritz Companies, Inc. on Form S-4 of our report dated March 8, 1993, appearing in the Annual Report on Form 10-K of Fritz Companies, Inc. for the year ended December 31, 1994 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

                                          DELOITTE & TOUCHE LLP

March 1, 1995